UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 30, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of October 1, 2006, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-17)

                      Lehman XS Trust 2006-17
(Exact Name of Issuing Entity)
         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)
                Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                        No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events1

Attached as Exhibit 23.1 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm’s name under the caption “Experts,” and the incorporation by reference of such firm’s report, dated March 8, 2006, relating to the financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which report appears in Item 8 of MBIA Inc.'s Form 10-K for the year ended December 31, 2005, in the Prospectus (as defined herein) relating to Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-17 (the “Certificates”). The Certificates are offered pursuant to a prospectus supplement, dated October 30, 2006 (the “Prospectus Supplement”), and a prospectus, dated September 13, 2006 (together with the Prospectus Supplement, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-133985) (the “Registration Statement”).

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

23.1  Consent of Experts and Counsel

1 Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By:  /s/ Ellen V. Kiernan                          _
                      Name: Ellen V. Kiernan
    Title: Senior Vice President

Dated: October 30, 2006

EXHIBIT INDEX

Exhibit No.    Description     Page No.

23.1     Consent of Experts and Counsel      6